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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 26, 2004

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13894                 34-1807383
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c)).

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the third quarter and nine months ended September 30,
2004.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

99.1     Press Release dated October 26, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   TRANSPRO, INC.

Date:  October 26, 2004                     By:  /s/ Richard A. Wisot
                                                --------------------------------
                                                Richard A. Wisot
                                                Vice President, Treasurer,
                                                Secretary, and Chief Financial
                                                Officer